Exhibit 99.1

Tapestry Pharmaceuticals, Inc. Investor Presentation November 5, 2007

Forward Looking Statements Any statements in this presentation that are not historical facts are “forward-looking statements” that involve risks and uncertainties. Such forward-looking statements include the statements regarding the potential for TPI 287 in the treatment of disease, the Company’s intention to commence additional clinical trials for TPI 287, the timing of commencement or of clinical trials for TPI 287 and that TPI 287 may be active in combination with other chemotherapeutic drugs. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors include risks that clinical trials for TPI 287 will be delayed due to institutional approvals, patient recruitment, formulation and manufacturing difficulties, delays in finalizing and receiving approval of Phase 2 protocols, negotiations with regulatory agencies or other factors; and that human clinical trials may show that TPI 287 is unsafe and/or ineffective in treating cancer in humans. General implementation risks associated with development of TPI 287 include those that we are blocked or limited in the development of TPI 287 because of the intellectual property rights of third parties; that we are limited in our ability to obtain, maintain and enforce our own intellectual property; that development of TPI 287 is delayed or terminated because the costs of further development exceed its value; and that the Company’s resources will be insufficient to continue development. Additional risks, uncertainties and other factors are identified under the captions “Risk Factors” and “Special Note Regarding Forward-Looking Statements” in the Company’s reports filed from time to time with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 27, 2006 filed with the SEC on March 7, 2007 as well as an amendment thereto on Form 10-K/A filed with the SEC on April 26, 2007. The Company disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new or additional information, future events or otherwise.

Tapestry: Investment Thesis TPI 287 Proprietary next generation taxane Clearly differentiated safety and efficacy profile Potential for “best in class” Taxane Multiple Phase 2 programs running in 2008 Parallel development in both IV and oral dosage forms Experienced oncology drug development team Large commercial opportunity: $3 billion served market

TPI 287: Proprietary Next Generation Taxane

How Is TPI 287 Different from other Taxanes?



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TPI 287

- Structural modifications change the physical/chemical characteristics of the molecule, increasing lipophilicity and modifying biodistribution
- Molecule not a substrate for drug efflux pumps



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DOCETAXEL

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TAPESTRY

TPI 287: Significantly Differentiated from Currently Marketed Taxanes in Preclinical Studies Greater activity than all currently marketed taxanes in resistant (mdr1+) solid tumors Both in tumors which are innately resistant and those which subsequently develop resistance Oral bioavailability and tumor growth inhibition without novel formulation Enables flexibility of dosing and scheduling with other anti-cancer drugs for optimal combination therapy Crosses the blood-brain barrier and inhibits tumor growth Potential to target CNS tumors both primary and metastatic to the brain Activity in tumors for which taxanes are not currently approved and/or used off label May be based on overcoming intrinsic resistance (mdr1+) and/or differential distribution (i.e. higher uptake and retention in tumor cells)

TPI 287: Pre-clinical Summary In vitro cell lines: Extremely potent activity in multiple cell lines, including breast, colon, lung, pancreas, prostate & neuroblastoma Greater activity (up to 3000-fold) compared to standard agents in resistant (mdr1+) cell lines In vivo Xenograft Studies (mouse) Greater activity than other taxanes in breast, colon, lung, and prostate tumor models that are resistant due to mdr1 gene expression In vivo Orthotopic Xenograft Studies (mouse) Tumor growth inhibition and survival benefit in intracranial model of human glioblastoma Combines synergistically with temozolamide (standard of care in human glioblastoma) and shows both long-term survivors and some cures Oral bioavailability and efficacy demonstrated (mouse & rat) Potential for novel scheduling and drug/drug combinations

TPI 287: Clinical Trial Data

TPI 287 Clinical Overview Completed Two Phase 1 Programs Two schedules explored (weekly and every 3 weeks) Preliminary data presented at ASCO 2007 Safety and efficacy demonstrated in both schedules Currently Enrolling Phase 2 Programs Strategy - to explore multiple tumor types Hormone Refractory Prostate Cancer (post-prior taxane therapy) Pancreatic Cancer (post-prior gemcitabine therapy) Glioblastoma (post-prior radiation + temozolamide) (4Q07) Phase 1b Oral Bioavailability Study (4Q07)

Phase 1 Clinical Trials (Update of June, 2007 ASCO presentation) TPI 287-01 Weekly x 3 with one week rest (28 day cycle) 48 patients enrolled of which 28 patients at >125 mg/m2 (MTD) TPI 287-02 Once every 3 weeks (21 day cycle) 21 patients enrolled of which 15 patients at >160 mg/m2 (MTD) Phase 1 Overall Safety Most patients experienced mild to moderate adverse events DLTs (Grade 3 or 4): Neuropathy (16% of patients at or above MTD) Neutropenia (7% of patients at or above MTD)

Efficacy: Pancreatic Cancer Confirmed Partial Response: (51% decrease by RECIST) sustained for 12 cycles (10 months) at 185 mg/m2 q 3 weeks Previous therapy: gemcitabine, capecitabine, oxaliplatin (no prior responses recorded)

Efficacy: Non-Small Cell Lung Cancer Partial Response: (57% decrease by RECIST) at 127 mg/m2 on weekly schedule Previous therapy included both paclitaxel and docetaxel

TPI 287: Additional Phase 1 Efficacy Breast cancer Prior 2 regimens (4 months) with progressive disease Received paclitaxel, docetaxel and Abraxane Dosed at 160 mg/m2 q3 weeks Stable disease for 6 months Pancreatic cancer Received 185 mg/m2 in weekly dosing regimen Sustained 15% decrease by RECIST for 4 months Ovarian cancer Received 185 mg/m2 in weekly dosing regimen Stable disease for 4 months Thyroid cancer Received 127 mg/m2 in weekly dosing regimen Stable disease for 4+ months (continues on study)

TPI 287: Phase 2 Clinical Program and Interim Results

Hormone Refractory Prostate Cancer 80 Patients after First-Line Therapy with Taxane Stratify Innate Resistance to Taxane < 3 months of therapy Open-label, 2- Arm, multi-center trial Dosing regimen: 160 mg/m2 Q21 days, with potential for dose modification Simon 2 stage design: evaluation of first 22 patients in each arm TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINTS Reduction in the level, velocity, doubling time of prostate-specific antigen (PSA) or The RECIST response in patients with measurable disease, or Reduction in pain and/or analgesic use Time to progression, duration of response, progression-free survival*, 1-year survival*, correlative pharmacogenomic/proteomic analysis Currently ongoing (5 patients enrolled, evaluable for safety, efficacy) Go/No Go decision for further development of TPI 287 in prostate cancer by 1H2008 TIMING ARM 2 – 40 patients *To be included in upcoming protocol amendment Developed Resistance to Taxane >3 months of therapy (Up to 10 cycles) ARM 1– 40 patients

Hormone Refractory Prostate Cancer Preliminary Data - Unaudited Five patients evaluable Two patients Arm 1 with >3 (5, 16) months on prior taxane Three patients Arm 2 with <3 (2-3) months on prior taxane Adverse events Grade 1-2 fatigue Grade 2 neuropathy Grade 1 alopecia Grade 2 neutropenia No Grade 3 or 4 AEs have been reported for any patient

Hormone Refractory Prostate Cancer Preliminary Data - Unaudited Efficacy (Best Response – PSA) Arm 1 (2 patients) Confirmed Partial Response (8+ cycles) Stable Disease (8 cycles)  off study (progression) Arm 2 (3 patients) Confirmed Partial Response (7+ cycles) Stable Disease (withdrew consent after 3 cycles) Progressive Disease (2 cycles)

Hormone Refractory Prostate Cancer Preliminary Data – Unaudited (cont’d) Arm 1 Arm 2 Arm 1 0 50 100 150 200 250 300 350 400 1/4/2007 1/18/2007 2/1/2007 2/15/2007 3/1/2007 3/15/2007 3/29/2007 4/12/2007 4/26/2007 5/10/2007 5/24/2007 6/7/2007 6/21/2007 7/5/2007 7/19/2007 8/2/2007 8/16/2007 8/30/2007 9/13/2007 Pre-study C1D1 C2D1 C3D1 C4D1 C5D1 Baseline C6D1 C7D 1 +369% -61% 0 50 100 150 200 250 300 350 400 2/20/2007 3/13/2007 4/3/2007 4/24/2007 5/15/2007 6/5/2007 6/26/2007 7/17/2007 8/7/2007 8/28/2007 Pre-study C1D1 C2D1 C3D1 C4D1 C5D1 Baseline +810% +204% C6D +17% 0 20 40 60 80 100 120 4/12/2007 5/31/2007 6/11/2007 6/28/2007 7/2/2007 7/24/2007 8/13/2007 9/4/2007 Pre-study Baseline C1D1 C2D1 C3D1 C4D1 C5D1 +73% -54%

Pancreatic Cancer

65 Patients after failure of gemcitabine-based therapy → **TPI 287 125 mg/m^2 q7d x 3 q28d**

TRIAL DESCRIPTION	• Open label, single arm, multi-center trial • Dosing regimen: q7d x 3 q28d, with potential for dose modification • Evaluate subpopulations based on prognostic scores (e.g. tumor size, grade, baseline CA 19-9) and duration of prior gemcitabine treatment (> 4 months vs. ≤ 4 months)
PRIMARY ENDPOINT / OBJECTIVE	• 6 month survival rate
SECONDARY ENDPOINTS	• Overall response rate (CR + PR) by RECIST and tumor marker (CA 19-9), 6- month progression-free survival, adverse events to treatment, time to worsening of clinical status, duration of response, safety and tolerability in this population
TIMING	• Initiated 2H 2007 (currently 3 patients enrolled)

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TAPESTRY Pharmaceuticals

Glioblastoma Multiforme / Primary CNS Tumors Open-label, multi-center trial Up to 50 patients GBM that has recurred or progressed following prior radiation + temozolomide therapy (standard first line therapy) Dosing regimen: 160 mg/m2 q21 days 6- month PFS Objective response rate (CR or PR)-MacDonald criteria, duration of response, time to treatment failure, safety in this patient population Initiate in 2H 2007 PHASE 2 TRIAL: AS SINGLE AGENT IN GBM TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINTS TIMING

TPI 287: Oral Bioavailability Open label, Phase 1 pharmacokinetic trial Dosing regimen: single oral dose followed by single IV dose for comparative PK Continued dosing with IV drug on a weekly x 3 every 4 week schedule TRIAL DESCRIPTION PRIMARY ENDPOINT / OBJECTIVE SECONDARY ENDPOINTS Absolute oral bioavailability Safety and tolerability of oral dosing Continued exploration of safety and tolerability of IV dosing on weekly schedule Start 2H 2007 TIMING 3 patients per arm 150 mg powder-filled Capsule po 150 mg liquid-filled Capsule po PK AE 1 week (washout) 125 mg/m2 IV Comparative PK

Upcoming Milestones IV Dosing Initiate Phase 2 Glioblastoma Trial 4Q2007 Complete 1st Stage HRPC (2 arms) 1H2008 Complete Phase 2 HRPC Enrollment (80 patients) 3Q2008 Complete Phase 2 Pancreatic Enrollment (65 patients) 4Q2008 Oral Dosing Initiate Phase 1b PK study 4Q2007

Operating and Balance Sheet Data as of September 26, 2007 (in thousands, unaudited) Ending Ending 9/26/2007 9/26/2007 Operating expenses Research and development 4,526 $ 11,414 $ General and administrative 1,737 5,911 Operating loss 6,263 17,325 Other income (163) (644) Net loss* 6,100 $ 16,681 $ As Of 9/26/2007 Cash, cash equivalents, short-term investments 9,358 $ Total assets 11,888 Long term debt, net 22 Total stockholders’ equity 8,217 Total shares outstanding 16,630 Outstanding options and warrants 19,444 * Includes non-cash equity compensation expense of $899 and $2,590, respectively.

Scientific Advisory Board Moshe Talpaz M.D. (Chair) Professor, Internal Medicine, Associate Director, Translational Research and Associate Chief of Hematologic Malignancies, University of Michigan Comprehensive Cancer Center Susan Band Horwitz, Ph.D. Distinguished University Professor, Rose C. Falkenstein Professor of Cancer Research, and Co-Chair of the Department of Molecular Pharmacology at the Albert Einstein College of Medicine. Associate Director for Therapeutics at the Albert Einstein Cancer Center Patricia A. Pilia, Ph.D. Co-founder and Former Executive Vice President of Tapestry Pharmaceuticals, Former Assistant Professor of Pathology and Assistant Director of the Immunopathology Diagnostic and Research Laboratories in the Colleges of Medicine, Dental Medicine and Graduate Studies at the Medical University of South Carolina Marcel Rozencweig, M.D. Former Senior Vice President, Strategic Planning & Portfolio Management, Pharmaceutical Research Institute, Bristol-Myers Squibb Eric K. Rowinsky, M.D. CMO, Imclone. Former Director of the Institute for Drug Development, Cancer Therapy and Research Center and Clinical Professor of Medicine at the University of Medicine at the University of Texas Health Science Center at San Antonio Daniel D. Von Hoff, M.D. Professor of Medicine, Pathology, Molecular and Cellular Biology and the Director of the Arizona Health Sciences Center’s Cancer Therapeutics Program

Board of Directors Leonard P. Shaykin Chairman of the Board, Chief Executive Officer Stephen K. Carter, M.D. Former Senior Vice President, Worldwide Clinical Research and Development, Bristol-Myers Squibb and Deputy Director, Division of Cancer Treatment, National Cancer Institute George M. Gould, Esq. Attorney, Of Counsel, Gibbons, Del Deo, Dolan, Giffinger & Vecchione; formerly Vice President and Chief Patent Counsel of Hoffman-La Roche Arthur Hull Hayes, Jr., M.D. President, MediScience Associates a pharmaceutical consulting company; Former FDA Commissioner The Honorable Richard N. Perle Former U.S. Assistant Secretary of Defense Robert E. Pollack, Ph.D. Professor of Biological Sciences and Director of the Center for the Study of Science and Religion at Columbia University Elliot M. Maza, J.D., C.P.A. President and Chief Financial Officer of Intellect Neurosciences; formerly Partner at Ernst & Young and employed at Goldman Sachs & Co, and J.P. Morgan Securities

Tapestry: Investment Thesis TPI 287 Proprietary next generation taxane Clearly differentiated safety and efficacy profile Potential for “best in class” Taxane Multiple Phase 2 programs running in 2008 Parallel development in both IV and oral dosage forms Experienced oncology drug development team Large commercial opportunity: $3 billion served market

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